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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




                             September 28, 2000
                Date of Report (Date of earliest event reported):





                                 SUPERGEN, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)




   Delaware                   0-27628                      91-1841574
   --------                   -------                      ----------
(State or other             (Commission                   (IRS Employer
jurisdiction of             File Number)               Identification No.)
incorporation)


            Two Annabel Lane, Suite 220, San Ramon, California    94583
            --------------------------------------------------    -----
               (Address of principal executive offices)         (Zip Code)





       Registrant's telephone number, including area code: (925) 327-0200



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ITEM 5.           OTHER EVENTS

         On September 28, 2000 we announced that our board of directors has authorized a stock repurchase program of up to one million shares of our common stock. We expect to use existing cash to finance these repurchases. We expect such purchases to be effected from time to time -- in the open market, in private transactions or otherwise, subject to market conditions. No assurance can be given as to the time period over which the shares will be repurchased or as to whether and to what extent the share repurchases will be consummated.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

             99.1   Press release dated September 28, 2000

         ----------------------------





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SUPERGEN, INC.



         Date:  September 28, 2000     By:   /s/ Ronald H. Spair
                                            ------------------------------------

                                       Ronald H. Spair
                                       Senior Vice President and Chief Financial
                                       Officer


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                                  EXHIBIT INDEX



Exhibit No.                Description
-----------                -----------
99.1                       Press release dated September 28, 2000.

 .


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